Exhibit 99.1 Tanger Announces Proposed Private Placement of $200 Million of Exchangeable Senior Notes Greensboro, NC, January 6, 2026 – Tanger® (“Tanger” or the “Company”) (NYSE: SKT), a leading owner and operator of outlet and open-air retail shopping destinations, announced today that its operating partnership, Tanger Properties Limited Partnership (the “Operating Partnership”), intends to offer, subject to market conditions and other factors, $200 million aggregate principal amount of its Exchangeable Senior Notes due 2031 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The Operating Partnership also intends to grant the initial purchasers of the Notes an option to purchase up to an additional $30 million aggregate principal amount of Notes for settlement concurrently with the closing of the Offering. In connection with the pricing of the Notes, the Company intends to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Notes or their respective affiliates and/or other financial institutions (the “Option Counterparties”). The capped call transactions will cover, subject to customary anti-dilution adjustments, the number of the Company’s common shares, $0.01 par value per share (the “Common Shares”), underlying the Notes. The Notes will be the Operating Partnership’s senior unsecured obligations and will accrue interest payable semi-annually in arrears. The Company will fully and unconditionally guarantee the Notes on a senior unsecured basis. The Notes will mature on January 15, 2031, unless earlier exchanged, redeemed, or repurchased. The Notes will be exchangeable for cash up to the aggregate principal amount of the Notes to be exchanged and, in respect of the remainder of the exchange obligation, if any, in excess thereof, cash, Common Shares or a combination thereof, at the election of the Operating Partnership. The interest rate, exchange rate and other terms of the Notes will be determined at the time of pricing of the Offering. The Company intends to use a portion of the net proceeds from the Offering to pay the cost of the capped call transactions. The Operating Partnership and/or the Company intend to use (i) up to $20 million of the net proceeds from the Offering to repurchase Common Shares concurrently with the pricing of the Offering in privately negotiated transactions effected with or through one of the initial purchasers or its affiliate, at a price per share equal to the last reported sale price of the Common Shares on the New York Stock Exchange on January 7, 2026, (ii) a portion of the net proceeds from the Offering, together with a portion of the proceeds of the Operating Partnership’s term loans, to repay all of the outstanding debt under the Operating Partnership’s unsecured lines of credit and the repayment in full of the Operating Partnership’s outstanding $350 million

Exhibit 99.1 aggregate principal amount of 3.125% senior notes due 2026 at maturity on September 1, 2026, and (iii) the remaining net proceeds from the Offering for general corporate purposes, including the redemption or repayment of indebtedness. If the initial purchasers of the Notes exercise their option to purchase additional Notes, the Company expects to use a portion of the net proceeds from the sale of the additional Notes to enter into additional capped call transactions with the Option Counterparties, and the Operating Partnership and/or the Company expect to use the remainder of such net proceeds for general corporate purposes, including the redemption or repayment of indebtedness. The concurrent repurchases of up to $20 million of Common Shares described above could increase (or reduce the size of any decrease in) the market price of the Common Shares or the Notes. This activity could affect the market price of the Common Shares prior to, concurrently with or shortly after the pricing of the Notes, and could result in a higher effective exchange price for the Notes. The Notes and the related guarantee are being offered and sold only to persons reasonably believed to be qualified institutional buyers (as defined in Rule 144A under the Securities Act). The offer and sale of the Notes, the guarantee, and the Common Shares, if any, deliverable upon exchange of the Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, such securities may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements. The Company expects to agree to file a registration statement covering resales of any Common Shares deliverable upon exchange of the Notes with the Securities and Exchange Commission (the “SEC”). The capped call transactions are expected generally to reduce potential dilution to the Common Shares upon exchange of any Notes and/or offset any cash payments the Operating Partnership is required to make in excess of the principal amount of exchanged Notes, as the case may be, with such reduction and/or offset subject to a cap. In connection with establishing their initial hedges of the capped call transactions, the Company expects the Option Counterparties or their respective affiliates to purchase Common Shares and/or enter into various derivative transactions with respect to the Common Shares concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Common Shares or the Notes at that time. In addition, the Company has been advised that the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Common Shares and/or purchasing or selling the Common Shares or securities of the Operating Partnership in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so (x) during the observation period for exchanges of Notes occurring on or after October 15, 2030, (y) following any early exchange, repurchase, or redemption of the Notes, in each case to the extent the Company unwinds a corresponding portion of the capped call transactions, or (z) if the Company otherwise unwinds all or a portion of the

Exhibit 99.1 capped call transactions). This activity could also cause or prevent an increase or decrease in the market price of the Common Shares or the Notes, which could affect holders of the Notes’ ability to exchange the Notes and, to the extent the activity occurs during any observation period related to an exchange of the Notes, it could affect the number of Common Shares and value of the consideration that holders of the Notes will receive upon exchange of such Notes. This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of, the Notes in any jurisdiction in which the offer, solicitation or sale of the Notes would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction. About Tanger® Tanger Inc. (NYSE: SKT) is a leading owner and operator of outlet and open-air retail shopping destinations, with over 44 years of expertise in the retail and outlet shopping industries. Tanger’s portfolio of 38 outlet centers and three open-air lifestyle centers includes more than 16 million square feet well-positioned across tourist destinations and vibrant markets in 22 U.S. states and Canada. A publicly traded REIT since 1993, Tanger continues to innovate the retail experience for its shoppers with over 2,600 stores operated by more than 750 different brand name companies. Safe Harbor Statement This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements are generally identifiable by use of the words “anticipate,” “believe,” “can,” “continue,” “could,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions that do not report historical matters. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Although we believe the expectations reflected in these forward-looking statements are based on reasonable assumptions, future events and actual results, performance, transactions or achievements, financial and otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Please refer to the document filed by the Company and the Operating Partnership with the SEC, including specifically the “Risk Factors” sections of the Company’s and the Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q for each of the quarterly periods ended March 31, 2025, June 30, 2025 and September 30, 2025, and other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements.

Exhibit 99.1 Investor Contact Information Doug McDonald SVP, Treasurer and Investments T: (336) 856-6066 TangerIR@tanger.com